MAINSTAY VP SERIES FUND, INC.

MainStay VP Cash Management Portfolio

Supplement dated December 4, 2008 (“Supplement”)
to the Prospectus dated May 1, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the “Fund”) regarding the MainStay VP Cash Management Portfolio (the “Portfolio”), a series of the Fund. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

This Supplement supersedes certain information contained in the Supplement to the Prospectus dated November 12, 2008 regarding the Fund’s participation in the U.S. Treasury Department’s Temporary Money Market Fund Guarantee Program.

At a meeting held on October 3, 2008, the Fund’s Board of Directors approved the Portfolio’s participation in the U.S. Treasury Department’s Temporary Money Market Fund Guarantee Program (the “Program”). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Portfolio as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Portfolio liquidates and the per share value at the time of liquidation is less than $1 per share. The Program, initially set to run through December 18, 2008, has been extended by the Treasury Department to run through April 30, 2009. The Treasury Department also indicated that it may, in the future, determine to extend the Program beyond April 30, 2009, but no later than through September 18, 2009.

At a meeting held on December 3, 2008, the Board of Directors approved the Fund’s continued participation in the extended Program through April 30, 2009.

The Program applies only to shareholders of record of the Portfolio on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program.

Any increase in the number of shares a shareholder holds in the Portfolio after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Portfolio or a broker-dealer, any future investment in the Portfolio will not be guaranteed.

If, during the time the Program is in effect, a shareholder transfers his or her account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm. If a shareholder has questions about a potential loss of coverage he or she should contact the carrying firm before closing an account.

Participation in the Program for the period of December 19, 2008 through April 30, 2009 requires a payment to the Treasury Department in the amount of 0.015% of the net asset value the Fund as of September 19, 2008. This expense will be borne by the Fund without regard to any expense limitation currently in effect for the Fund and is in addition to amounts previously paid by the Fund for participation in the initial three months of the Program.

As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.